Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Twin Oak Active Opportunities ETF (TSPX) (the “Fund”),
Listed on Cboe BZX Exchange, Inc.
a series of Manager Directed Portfolios

Supplement dated February 20, 2025 to the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”),
each dated January 30, 2025

Effective immediately, the Prospectus and SAI are revised to reflect that, upon commencement of operations, the Fund’s investment adviser, Twin Oak ETF Company (the “Adviser”), has voluntarily agreed to reduce the management fee from 0.99% to 0.35% of the Fund’s average daily net assets for the Twin Oak Active Opportunities ETF.
Prospectus
The following sub-section is hereby added below the sub-section “Fee Waiver Agreement – Twin Oak Short Horizon Absolute Return ETF” on page 20:
Voluntary Fee Waiver - Twin Oak Active Opportunities ETF. The Adviser has voluntarily agreed to reduce the management fee from 0.99% to 0.35% of the Fund’s average daily net assets for the Twin Oak Active Opportunities ETF. The voluntary management fee waiver may be discontinued at any time and shareholders will be given 30 days’ written notice in the event the waiver is discontinued.
SAI
The following sub-section is hereby added below the sub-section “Fee Waiver Agreement – Twin Oak Short Horizon Absolute Return ETF” on page 18:
Voluntary Fee Waiver - Twin Oak Active Opportunities ETF. The Adviser has voluntarily agreed to reduce the management fee from 0.99% to 0.35% of the Fund’s average daily net assets for the Twin Oak Active Opportunities ETF. The voluntary management fee waiver may be discontinued at any time and shareholders will be given 30 days’ written notice in the event the waiver is discontinued.
Further, effective immediately, the Summary Prospectus, Prospectus and SAI are revised to reflect that, upon commencement of operations, the Fund is classified as a non-diversified fund. The specific changes are shown below.
Summary Prospectus & Prospectus
The following sentence is hereby added as the final paragraph to the “Principal Investment Strategies” section beginning on page 9:
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The following risk is hereby added to the summary section “Principal Risks” beginning on page 10 and the statutory section “Additional Investment Strategies, Policies, and Risks” beginning on page 14.
Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
SAI
The following section is hereby added after the section titled “Diversification Status” beginning on page 1:

Non-Diversification Status (Twin Oak Active Opportunities ETF). The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject Shares to greater price volatility than more diversified investment companies.
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.